Tax Receivable Agreement	6 Months Ended
Jul. 02, 2022
Tax Receivable Agreement
Tax Receivable Agreement

Note 14.Tax Receivable Agreement

As part of the Business Combination, the Company entered into the TRA. Under the terms of the TRA, the Company will be required to pay to the TRA Holders 85% of the applicable cash tax savings, if any, in the U.S. federal, state and local tax that the Company realizes or is deemed to realize in certain circumstances as a result of (i) existing tax basis in certain assets of QualTek HoldCo and certain of its direct and indirect Subsidiaries allocable to the Company as a result of the acquisition of Common Units by the Company as part of the Business Combination, (ii) tax basis adjustments resulting from taxable exchanges of Common Units acquired by the Company, (iii) tax deductions in respect to portions of certain payments made under the TRA, and (iv) certain tax attributes of the Company that were acquired directly or indirectly pursuant to the Business Combination. The Company generally retains the benefit of the remaining 15% of the applicable tax savings.

The TRA liability is carried at a value equal to the undiscounted expected future payments due under the TRA. The Company recorded $34,092 thousand as an estimate of future payments as an increase in TRA liability and a decrease to additional paid-in capital in the condensed consolidated financial statements. The Company estimates it will be able to utilize some, but not all, of the tax attributes based on current tax forecasts. If there was sufficient income to utilize all tax attributes, the TRA liability would be $44,008 thousand. If subsequent adjustments to the liability for future payments occur, those changes would be recognized through current period net income (loss) in the condensed consolidated statements of operations and comprehensive income (loss).